Exhibit 10.4

EXECUTION COPY

JOINDER TO INTERCREDITOR AGREEMENT

Reference is made to that Amended and Restated Intercreditor Agreement, dated as of September 8, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), by and among Hovnanian Enterprises, Inc. (the “Company”), K. Hovnanian Enterprises, Inc. (the “Issuer”), each other Grantor from time to time party thereto, Wilmington Trust, National Association, in its capacity as the Senior Credit Agreement Administrative Agent under the Senior Credit Agreement Documents, Wilmington Trust, National Association, in its capacity as the Mortgage Tax Collateral Agent, and Wilmington Trust, National Association, in its capacity as the Junior Joint Collateral Agent, among others. Capitalized terms used herein without definition shall have the meaning assigned thereto in the Intercreditor Agreement (as supplemented by this Joinder (as defined below)).

This Joinder to Intercreditor Agreement, dated as of July 27, 2017 (this “Joinder”), is being delivered in connection with the execution and delivery of that certain Indenture dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the “Indenture”) among the Company, the Issuer, each other Guarantor (as defined therein) from time to time party thereto, and Wilmington Trust, National Association, in its capacity, as trustee (in such capacity, the “Trustee”) and as collateral agent (in such capacity, the “Notes Collateral Agent”), pursuant to which the Company is issuing (a) the 10.000% Senior Secured Notes due 2022 (the “10.000% Notes”) and (b) the 10.500% Senior Secured Notes due 2024 (the “10.500% Notes” and together with the 10.000% Notes, the “Secured Notes”), which Secured Notes constitute Future Second-Lien Indebtedness and which holders of the Secured Notes (the “Noteholders”) constitutes Junior Creditors, in each case, under the Intercreditor Agreement.

In connection with the issuance of the Secured Notes, the Company, the Issuer and each other Grantor party thereto are entering into (a) that certain Collateral Agency Agreement dated the date hereof (the “Collateral Agency Agreement”) among the Company, each other Grantor from time to time party thereto, Wilmington Trust, National Association, in its capacity as Notes Collateral Agent and Wilmington Trust, National Association, as joint collateral agent for the Secured Notes and any Future Second-Lien Indebtedness (“Collateral Agent”), pursuant to which the Notes Collateral Agent has appointed the Collateral Agent as the Junior Joint Collateral Agent for purposes of the Intercreditor Agreement and the Junior Collateral Documents, (b) that certain Security Agreement dated as of the date hereof among the Company, the Issuer, each other Grantor party thereto and the Collateral Agent (as amended, supplemented or otherwise modified from time to time, the “Security Agreement”), (c) that certain Pledge Agreement dated as of the date hereof among the Company, the Issuer, each other Grantor party thereto and the Collateral Agent (as amended, supplemented or otherwise modified from time to time, the “Pledge Agreement”) and (d) that certain Second Amended and Restated Mortgage Tax Collateral Agency Agreement dated as of the date hereof among the Company, each other Grantor from time to time party thereto, Wilmington Trust, National Association, in its capacity as the Senior Credit Agreement Administrative Agent under the Senior Credit Agreement Documents, Wilmington Trust, National Association, in its capacity as the Notes Collateral Agent, and Wilmington Trust, National Association, in its capacity as the Collateral Agent pursuant to which Wilmington Trust, National Association is being appointed as the Mortgage Tax Collateral Agent with respect to the Secured Notes for purposes of the Intercreditor Agreement and the Mortgage Tax Collateral (as amended, supplemented or otherwise modified from time to time, the “Second Amended and Restated Mortgage Tax Collateral Agreement”).

1.     Appointment of Junior Joint Collateral Agent. The New Junior Representative (as defined below), on behalf of itself and the New Junior Creditors (as defined below), (a) confirms that pursuant to the Collateral Agency Agreement the Collateral Agent has appointed Wilmington Trust, National Association, as the Junior Joint Collateral Agent for purposes of the Intercreditor Agreement and the Junior Collateral Documents, and (b) has irrevocably authorized, pursuant to the Collateral Agency Agreement, the Junior Joint Collateral Agent to take such actions on its behalf and to exercise such powers as are delegated to the Junior Joint Collateral Agent in the Intercreditor Agreement and the Junior Collateral Documents, together with such actions and powers as are reasonably incidental thereto, and authorizes the Junior Joint Collateral Agent to execute any Junior Collateral Documents on behalf of all Junior Creditors and to take such other actions to maintain and preserve the security interests granted pursuant to any Junior Collateral Documents.

2.     Joinder. The undersigned, Wilmington Trust, National Association (the “New Junior Representative”) in its capacity as the Trustee, the Notes Collateral Agent and as Collateral Agent hereby joins the Intercreditor Agreement as Junior Representatives and as Junior Joint Collateral Agent acting for and behalf of the Noteholders as Junior Creditors under, and as defined in, the Intercreditor Agreement for all purposes thereof on the terms set forth therein, and agrees to be bound by the terms, conditions and provisions of the Intercreditor Agreement as fully as if the undersigned had executed and delivered the Intercreditor Agreement as of the date thereof.

3.     Lien Sharing and Priority Confirmation. The New Junior Representative, on behalf of itself and each Noteholder (together with the New Junior Representative, the “New Junior Creditors”), hereby agrees, as a condition to having the obligations in respect of the Secured Notes being treated as Future Second-Lien Indebtedness and Junior Claims under the Intercreditor Agreement that: (a) as set forth in the Collateral Agency Agreement, all Junior Claims will be and are secured equally and ratably by all Liens granted to the Junior Joint Collateral Agent, for the benefit of the Junior Creditors, on Junior Collateral and that all Liens granted pursuant to the Junior Collateral Documents will be enforceable by the Junior Joint Collateral Agent for the benefit of all Junior Creditors equally and ratably as contemplated by the Intercreditor Agreement and the Junior Documents; (b) the New Junior Representative and each other New Junior Creditor are bound by the terms, conditions and provisions of the Intercreditor Agreement, including, without limitation, the provisions relating to the ranking of Liens and the order of application of proceeds from the enforcement of Liens; and (c) the New Junior Representative shall perform its obligations under the Intercreditor Agreement.

4.     Appointment of Mortgage Tax Collateral Agent. The New Junior Representative, on behalf of itself and the New Junior Creditors, (a) pursuant to the Mortgage Tax Collateral Agency Agreement Joinder, has appointed Wilmington Trust, National Association as the Mortgage Tax Collateral Agent for purposes of the Intercreditor Agreement and the applicable Junior Collateral Documents, and (b) irrevocably authorizes the Mortgage Tax Collateral Agent to take such actions on its behalf and to exercise such powers as are delegated to the Mortgage Tax Collateral Agent in the Intercreditor Agreement in relation to the Secured Notes and the Junior Collateral Documents, together with such actions and powers as are reasonably incidental thereto, and authorizes the Junior Joint Collateral Agent to execute any applicable Junior Collateral Documents on behalf of all Junior Creditors and to take such other actions to maintain and preserve the security interests granted pursuant to any such Junior Collateral Documents.

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5.     Authority as Agent. The New Junior Representative represents, warrants and acknowledges that, pursuant to the authorizations set forth in the Indenture, it has the authority to bind each of the New Junior Creditors to the Intercreditor Agreement and the Junior Collateral Documents.

6.     Construction. From this date hereof, references to the Intercreditor Agreement shall mean and include the Intercreditor Agreement as supplemented by this Joinder and references to the following shall be interpreted to mean as follows:

“Amended and Restated Collateral Agency Agreement” shall include the “Amended and Restated Mortgage Tax Collateral Agency Agreement and shall no longer include the Amended and Restated Collateral Agency Agreement dated September 8, 2016’

“Amended and Restated Second Lien Collateral Agency Agreement” shall include the Collateral Agency Agreement and shall no longer include the Second Lien Collateral Agency Agreement, dated as of September 8, 2016, in respect of the Junior Notes;

“Amended and Restated Junior Pledge Agreement” shall include the Pledge Agreement and shall no longer include any pledge agreement in respect of the Junior Notes;

“Amended and Restated Junior Security Agreement” shall include the Security Agreement and shall no longer include any security agreement in respect of the Junior Notes;

“Junior Agreement” shall include the Indenture and shall no longer include the 9.125% Junior Indenture or the 10.000% Junior Indenture;

“Junior Claims” shall include the Secured Notes, the guarantees in respect thereof and the Obligations in respect of the foregoing and shall no longer include the Junior Notes;

“Junior Collateral” shall include all of the assets of any Grantor, whether real, personal or mixed, with respect to which a lien is granted as security for any Junior Claims;

“Junior Collateral Agent” shall include the Collateral Agent and shall no longer include the Junior Notes Collateral Agent;

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“Junior Collateral Documents” shall include the Collateral Agency Agreement, the Security Agreement and Pledge Agreement and all other agreements, documents and filings in respect of and related to the Secured Notes;

“Junior Creditors” shall include the New Junior Representative and the New Junior Creditors and shall no longer include the Junior Noteholders;

“Junior Documents” shall include the Indenture and the agreements and documents in respect thereof and related thereto (including the Intercreditor Agreement (as supplemented by this Joinder), the Amended and Restated Collateral Agency Agreement and the Junior Collateral Documents);

“Junior Joint Collateral Agent” shall include Wilmington Trust, National Association, as the Junior Joint Collateral Agent appointed under the Collateral Agency Agreement; in each case, for all purposes thereof and of the Intercreditor Agreement and shall no longer include the Collateral Agent in respect of the Junior Notes; and

“Mortgage Tax Collateral Agent” shall include Wilmington Trust, National Association, as the Mortgage Tax Collateral Agent appointed under the Second Amended and Restated Mortgage Tax Collateral Agency Agreement in respect of the Secured Notes for all purposes thereof and under the Intercreditor Agreement.

7.     Counterparts. This Joinder may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract.

8.     Governing Law. THIS JOINDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

9.     Miscellaneous. The provisions of Section 8 of the Intercreditor Agreement shall apply with like effect to this Joinder.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties caused this Joinder to be duly executed and delivered as of the day and year first above written.

Notice Address: Wilmington Trust, National Association Rodney Square North 1100 North Market Street Wilmington, DE 19890-1600 Attention: K. Hovnanian Administrator Telecopy: 302-636-4149

Collateral Agent

WILMINGTON TRUST, NATIONAL ASSOCIATION

not in its individual capacity but solely in its capacity as Collateral Agent

By: /s/ John T. Needham, Jr.

Name: John T. Needham, Jr.

Title: Vice President

Notice Address: Wilmington Trust, National Association Rodney Square North 1100 North Market Street Wilmington, DE 19890-1600 Attention: K. Hovnanian Administrator Telecopy: 302-636-4149	Trustee WILMINGTON TRUST, NATIONAL ASSOCIATION not in its individual capacity but solely in its capacity as Trustee By: /s/ John T. Needham, Jr. Name: John T. Needham, Jr. Title: Vice President

[Signature Page to Joinder to Intercreditor Agreement]

Notice Address: Wilmington Trust, National Association Rodney Square North 1100 North Market Street Wilmington, DE 19890-1600 Attention: K. Hovnanian Administrator Telecopy: 302-636-4149	WILMINGTON TRUST, NATIONAL ASSOCIATION not in its individual capacity but solely as Junior Joint Collateral Agent By: /s/ John T. Needham, Jr. Name: John T. Needham, Jr. Title: Vice President

Notice Address: Wilmington Trust, National Association 50 South Sixth Street, Suite 1290 Minneapolis, MN 55402 Attention: K. Hovnanian Administrator Telecopy: 612-217-5651	WILMINGTON TRUST, NATIONAL ASSOCIATION not in its individual capacity but solely as Senior Credit Agreement Administrative Agent By: /s/ Jeffrey Rose Name: Jeffrey Rose Title: Vice President

[Signature Page to Joinder to Intercreditor Agreement]

Notice Address: Wilmington Trust, National Association Rodney Square North 1100 North Market Street Wilmington, DE 19890-1600 Attention: K. Hovnanian Administrator Telecopy: 302-636-4149	WILMINGTON TRUST, NATIONAL ASSOCIATION not in its individual capacity but solely as Mortgage Tax Collateral Agent By: /s/ John T. Needham, Jr. Name: John T. Needham, Jr. Title: Vice President

[Signature Page to Joinder to Intercreditor Agreement]

K. HOVNANIAN ENTERPRISES, INC.

By:	/s/ J. Larry Sorsby
Name: J. Larry Sorsby
Title: Executive Vice president and Chief Financial Officer

HOVNANIAN ENTERPRISES, INC.

By:	/s/ J. Larry Sorsby
Name: J. Larry Sorsby
Title: Executive Vice president and Chief Financial Officer

K. HOV IP, II, Inc.

By:	/s/ Brad O’Connor
Name: Brad O’Connor
Title: Authorized Officer

On behalf of each other entity named in Schedule A hereto

By:	/s/ J. Larry Sorsby
Name: J. Larry Sorsby
Title: Authorized Officer

[Signature Page to Joinder to Intercreditor Agreement]

Schedule A

Arbor Trails, LLC

Builder Services NJ, L.L.C.

Builder Services PA, L.L.C.

Eastern National Title Agency, LLC

Eastern Title Agency of Illinois, LLC

EASTERN TITLE AGENCY, INC.

F&W MECHANICAL SERVICES, L.L.C.

Founders Title Agency of Maryland, L.L.C.

FOUNDERS TITLE AGENCY, INC.

Glenrise Grove, L.L.C.

Governor's Abstract Co., Inc.

Homebuyers Financial Services, L.L.C.

HOVNANIAN Developments OF FLORIDA, INC.

HOVNANIAN LAND INVESTMENT GROUP OF FLORIDA, L.L.C.

Hovnanian Land Investment Group of Maryland, L.L.C.

Hovnanian Land Investment Group, L.L.C.

K Hovnanian Homes at Maxwell Place, L.L.C.

K. HOV IP, II, Inc.

K. Hovnanian Aberdeen, LLC

K. Hovnanian Acquisitions, Inc.

K. Hovnanian at 240 Missouri, LLC

K. Hovnanian at 4S, LLC

K. Hovnanian at Aire on McDowell, LLC

K. Hovnanian at Aliso, LLC

K. Hovnanian at Allentown, L.L.C.

K. Hovnanian at Andalusia, LLC

K. Hovnanian at Asbury Park Urban Renewal, LLC

K. Hovnanian at Ashby Place, LLC

K. HOVNANIAN AT AVENUE ONE, L.L.C.

K. Hovnanian at Bakersfield 463, L.L.C.

K. Hovnanian at Barnegat I, L.L.C.

K. Hovnanian at Barnegat II, L.L.C.

K. Hovnanian at Beacon Park Area 129 II, LLC

K. Hovnanian at Beacon Park Area 129, LLC

K. Hovnanian at Beacon Park Area 137, LLC

K. Hovnanian at Bella Lago, LLC

K. Hovnanian at Blackstone, LLC

K. Hovnanian at Boca Dunes, LLC

K. Hovnanian at Branchburg II, LLC

K. Hovnanian at Branchburg, L.L.C.

K. Hovnanian at Branchburg-Vollers, LLC

K. Hovnanian at Brenford Station, LLC

K. Hovnanian at Bridgeport, Inc.

Schedule A-1

K. Hovnanian at Bridgewater I, L.L.C.

K. Hovnanian at Bridgewater II, LLC

K. Hovnanian at Burch Kove, LLC

K. HOVNANIAN AT CAMP HILL, L.L.C.

K. HOVNANIAN AT CAPISTRANO, L.L.C.

K. Hovnanian at Carlsbad, LLC

K. Hovnanian at Catania, LLC

K. Hovnanian at Caton's Reserve, LLC

K. Hovnanian at Cedar Grove III, L.L.C.

K. Hovnanian at Cedar Grove Urban Renewal, LLC

K. Hovnanian at Cedar Lane, LLC

K. Hovnanian at Charter Way, LLC

K. Hovnanian at Chesterfield, L.L.C.

K. Hovnanian at Christina Court, LLC

K. Hovnanian at Cielo, L.L.C.

K. Hovnanian at Coastline, L.L.C.

K. Hovnanian at Coosaw Point, LLC

K. Hovnanian at Coral Lago, LLC

K. Hovnanian at Cortez Hill, LLC

K. Hovnanian at Denville, L.L.C.

K. Hovnanian at Deptford Township, L.L.C.

K. Hovnanian at Doylestown, LLC

K. Hovnanian at Dunellen Urban Renewal, LLC

K. Hovnanian at East Brandywine, L.L.C.

K. Hovnanian at East Brunswick III, LLC

K. Hovnanian at East Brunswick, LLC

K. Hovnanian at East Windsor, LLC

K. Hovnanian at Eden Terrace, L.L.C.

K. Hovnanian at Edgewater II, L.L.C.

K. Hovnanian at Edgewater, L.L.C.

K. Hovnanian at Egg Harbor Township II, L.L.C.

K. Hovnanian at Egg Harbor Township, L.L.C.

K. Hovnanian at El Dorado Ranch II, L.L.C.

K. Hovnanian at El Dorado Ranch, L.L.C.

K. Hovnanian at Estates at Wheatlands, LLC

K. Hovnanian at Evergreen, L.L.C.

K. Hovnanian at Fairfield Ridge, LLC

K. Hovnanian at Fiddyment Ranch, LLC

K. Hovnanian at Fifth Avenue, L.L.C.

K. Hovnanian at Florence I, L.L.C.

K. Hovnanian at Florence II, L.L.C.

K. Hovnanian at Forest Meadows, L.L.C.

K. Hovnanian at Fox Path at Hampton Lake, LLC

K. Hovnanian at Franklin II, L.L.C.

K. Hovnanian at Franklin, L.L.C.

K. Hovnanian at Freehold Township III, LLC

Schedule A-2

K. Hovnanian at Fresno, LLC

K. Hovnanian at Gallery, LLC

K. HOVNANIAN AT GASLAMP SQUARE, L.L.C.

K. Hovnanian at Gilroy 60, LLC

K. Hovnanian at Gilroy, LLC

K. Hovnanian at Great Notch, L.L.C.

K. Hovnanian at Hackettstown II, L.L.C.

K. Hovnanian at Hampton Cove, LLC

K. Hovnanian at Hampton Lake, LLC

K. Hovnanian at Hanover Estates, LLC

K. Hovnanian at Hershey's Mill, Inc.

K. Hovnanian at Hidden Brook, LLC

K. Hovnanian at Hillsborough, LLC

K. Hovnanian at Hilltop Reserve II, LLC

K. Hovnanian at Hilltop Reserve, LLC

K. Hovnanian at Howell Fort Plains, LLC

K. Hovnanian at Howell II, LLC

K. Hovnanian at Howell, LLC

K. HOVNANIAN AT HUDSON POINTE, L.L.C.

K. Hovnanian at Huntfield, LLC

K. Hovnanian at Indian Wells, LLC

K. Hovnanian at Island Lake, LLC

K. Hovnanian at Jackson I, L.L.C.

K. Hovnanian at Jackson, L.L.C.

K. Hovnanian at Jaeger Ranch, LLC

K. Hovnanian at Jersey City IV, L.L.C.

K. Hovnanian at Keyport, L.L.C.

K. Hovnanian at La Costa Greens, L.L.C.

K. Hovnanian at La Laguna, L.L.C.

K. Hovnanian at Lake Burden, LLC

K. Hovnanian at Lake LeClare, LLC

K. Hovnanian at Lake Rancho Viejo, LLC

K. Hovnanian at Lake Ridge Estates, LLC

K. Hovnanian at Lake Terrapin, L.L.C.

K. Hovnanian at Lee Square, L.L.C.

K. Hovnanian at Lenah Woods, LLC

K. Hovnanian at Lily Orchard, LLC

K. Hovnanian at Link Farm, LLC

K. Hovnanian at Little Egg Harbor Township II, L.L.C.

K. Hovnanian at Little Egg Harbor, L.L.C

K. Hovnanian at Lower Macungie Township I, L.L.C.

K. Hovnanian at Lower Macungie Township II, L.L.C.

K. Hovnanian at Lower Makefield Township I, L.L.C.

K. Hovnanian at Lower Moreland II, L.L.C.

K. Hovnanian at Magnolia Place, LLC

K. Hovnanian at Mahwah VI, Inc.

Schedule A-3

K. Hovnanian at Main Street Square, LLC

K. Hovnanian at Malan Park, L.L.C.

K. HOVNANIAN AT MANALAPAN II, L.L.C.

K. Hovnanian at Manalapan III, L.L.C.

K. Hovnanian at Manalapan V, LLC

K. Hovnanian at Manalapan VI, LLC

K. Hovnanian at Mansfield II, L.L.C.

K. Hovnanian at Manteca, LLC

K. Hovnanian at Maple Avenue, L.L.C.

K. Hovnanian at Marlboro IX, LLC

K. Hovnanian at Marlboro Township IX, L.L.C.

K. Hovnanian at Marlboro Township V, L.L.C.

K. Hovnanian at Marlboro VI, L.L.C.

K. Hovnanian at Marple, LLC

K. Hovnanian at Meadowridge Villas, LLC

K. Hovnanian at Melanie Meadows, LLC

K. Hovnanian at Mendham Township, L.L.C.

K. Hovnanian at Middle Township II, L.L.C.

K. Hovnanian at Middle Township, L.L.C.

K. Hovnanian at Middletown II, L.L.C.

K. Hovnanian at Middletown III, LLC

K. Hovnanian at Middletown, LLC

K. Hovnanian at Millville I, L.L.C.

K. Hovnanian at Millville II, L.L.C.

K. Hovnanian at Monroe IV, L.L.C.

K. Hovnanian at Monroe NJ II, LLC

K. Hovnanian at Monroe NJ III, LLC

K. Hovnanian at Monroe NJ, L.L.C.

K. Hovnanian at Montana Vista, LLC

K. Hovnanian at Montgomery, LLC

K. Hovnanian at Montvale II, LLC

K. Hovnanian at Montvale, L.L.C.

K. Hovnanian at Morris Twp, LLC

K. Hovnanian at Muirfield, LLC

K. Hovnanian at North Bergen. L.L.C.

K. HOVNANIAN AT NORTH BRUNSWICK VI, L.L.C.

K. Hovnanian at North Caldwell II, L.L.C.

K. Hovnanian at North Caldwell III, L.L.C.

K. Hovnanian at North Caldwell IV, L.L.C.

K. Hovnanian at North Wildwood, L.L.C.

K. Hovnanian at Northampton, L.L.C.

K. HOVNANIAN AT NORTHERN WESTCHESTER, INC.

K. Hovnanian at Northfield, L.L.C.

K. Hovnanian at Northridge Estates, LLC

K. Hovnanian at Norton Lake LLC

K. Hovnanian at Nottingham Meadows, LLC

Schedule A-4

K. Hovnanian at Oak Pointe, LLC

K. Hovnanian at Ocean Township, Inc

K. Hovnanian at Ocean View Beach Club, LLC

K. Hovnanian at Oceanport, L.L.C.

K. Hovnanian at Old Bridge, L.L.C.

K. Hovnanian at Palm Valley, L.L.C.

K. Hovnanian at Park Paseo, LLC

K. Hovnanian at Parkside, LLC

K. Hovnanian at Parsippany, L.L.C.

K. Hovnanian at Pavilion Park, LLC

K. Hovnanian at Piazza D'Oro, L.L.C.

K. Hovnanian at Piazza Serena, L.L.C

K. Hovnanian at Pickett Reserve, LLC

K. Hovnanian at Pittsgrove, L.L.C.

K. Hovnanian at Plantation Lakes, L.L.C.

K. Hovnanian at Pointe 16, LLC

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL V, L.L.C.

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VIII, L.L.C.

K. Hovnanian at Positano, LLC

K. Hovnanian at Prado, L.L.C.

K. Hovnanian at Prairie Pointe, LLC

K. Hovnanian at Quail Creek, L.L.C.

K. Hovnanian at Rancho Cabrillo, LLC

K. HOVNANIAN AT RAPHO, L.L.C

K. Hovnanian at Redtail, LLC

K. Hovnanian at Reserves at Wheatlands, LLC

K. Hovnanian at Residence at Discovery Square, LLC

K. Hovnanian at Ridgemont, L.L.C.

K. Hovnanian at Rock Ledge, LLC

K. Hovnanian at Roderuck, L.L.C.

K. HOVNANIAN AT ROSEMARY LANTANA, L.L.C.

K. Hovnanian at Sage, L.L.C.

K. Hovnanian at Sagebrook, LLC

K. Hovnanian at Santa Nella, LLC

K. Hovnanian at Sawmill, Inc.

K. Hovnanian at Seasons Landing, LLC

K. Hovnanian at Sheldon Grove, LLC

K. Hovnanian at Shrewsbury, LLC

K. Hovnanian at Sienna Hills, LLC

K. Hovnanian at Signal Hill, LLC

K. Hovnanian at Silver Spring, L.L.C.

K. Hovnanian at Silverstone, LLC

K. Hovnanian at Skye Isle, LLC

K. Hovnanian at Skye on McDowell, LLC

K. Hovnanian at Smithville, Inc.

K. Hovnanian at Somerset, LLC

Schedule A-5

K. Hovnanian at South Brunswick II, LLC

K. Hovnanian at South Brunswick III, LLC

K. Hovnanian at South Brunswick, L.L.C.

K. Hovnanian at Spring Isle, LLC

K. Hovnanian at Stanton, LLC

K. Hovnanian at Station Square, L.L.C.

K. Hovnanian at Summerlake, LLC

K. Hovnanian at Sunridge Park, LLC

K. Hovnanian at Sunrise Trail II, LLC

K. Hovnanian at Sunrise Trail III, LLC

K. Hovnanian at Terra Bella Two, LLC

K. Hovnanian at The Commons at Richmond Hill, LLC

K. Hovnanian at The Crosby, LLC

K. Hovnanian at The Monarch, L.L.C.

K. Hovnanian at The Promenade at Beaver Creek, LLC

K. Hovnanian at Thompson Ranch, LLC

K. Hovnanian at Trafford Place, LLC

K. Hovnanian at Trail Ridge, LLC

K. Hovnanian at Tramore LLC

K. Hovnanian at Upper Providence, LLC

K. Hovnanian at Upper Uwchlan II, L.L.C.

K. Hovnanian at Upper Uwchlan, L.L.C.

K. Hovnanian at Valle Del Sol, LLC

K. Hovnanian at Ventana Lakes, LLC

K. Hovnanian at Verona Estates, LLC

K. HOVNANIAN AT VERONA URBAN RENEWAL, L.L.C.

K. Hovnanian at Verrado Cascina, LLC

K. Hovnanian at Verrado Marketside, LLC

K. Hovnanian at Victorville, L.L.C.

K. Hovnanian at Vineyard Heights, LLC

K. Hovnanian at Vista Del Sol, L.L.C.

K. Hovnanian at Waldwick, LLC

K. Hovnanian at Walkers Grove, LLC

K. Hovnanian at Wall Donato, LLC

K. Hovnanian at Warren Township II, LLC

K. Hovnanian at Warren Township, L.L.C.

K. Hovnanian at Waterstone, LLC

K. Hovnanian at Wayne IX, L.L.C.

K. Hovnanian at West View Estates, L.L.C.

K. Hovnanian at Westbrook, LLC

K. Hovnanian at Westshore, LLC

K. Hovnanian at Wheeler Ranch, LLC

K. Hovnanian at Wheeler Woods, LLC

K. Hovnanian at Whitemarsh, LLC

K. Hovnanian at Wildwood Bayside, L.L.C.

K. Hovnanian at Woodcreek West, LLC

Schedule A-6

K. Hovnanian at Woolwich I, L.L.C.

K. Hovnanian Belden Pointe, LLC

K. Hovnanian Belmont Reserve, LLC

K. Hovnanian Cambridge Homes, L.L.C.

K. HOVNANIAN CENTRAL ACQUISITIONS, L.L.C.

K. Hovnanian Classics, L.L.C.

K. Hovnanian Communities, Inc.

K. Hovnanian Companies of California, Inc.

K. HOVNANIAN COMPANIES OF MARYLAND, INC.

K. HOVNANIAN COMPANIES OF NEW YORK, INC.

K. Hovnanian Companies of Pennsylvania, Inc.

K. Hovnanian Companies of Southern California, Inc.

K. Hovnanian Companies, LLC

K. Hovnanian Construction II, Inc

K. Hovnanian Construction III, Inc

K. Hovnanian Construction Management, Inc.

K. Hovnanian Contractors of Ohio, LLC

K. Hovnanian Cornerstone Farms, LLC

K. Hovnanian CraftBuilt Homes of South Carolina, L.L.C.

K. Hovnanian Cypress Key, LLC

K. HOVNANIAN Developments OF ARIZONA, INC.

K. Hovnanian Developments of California, Inc.

K. HOVNANIAN Developments OF D.C., INC.

K. HOVNANIAN Developments OF DELAWARE, INC.

K. Hovnanian Developments of Georgia, Inc.

K. Hovnanian Developments of Illinois, Inc.

K. Hovnanian Developments of Kentucky, Inc.

K. HOVNANIAN Developments OF MARYLAND, INC.

K. Hovnanian Developments of Minnesota, Inc.

K. Hovnanian Developments of New Jersey II, Inc.

K. Hovnanian Developments of New Jersey, Inc.

K. HOVNANIAN Developments OF NEW YORK, INC.

K. Hovnanian Developments of North Carolina, Inc.

K. Hovnanian Developments of Ohio, Inc.

K. Hovnanian Developments of Pennsylvania, Inc.

K. Hovnanian Developments of South Carolina, Inc.

K. Hovnanian Developments of Texas, Inc.

K. Hovnanian Developments of Virginia, Inc.

K. Hovnanian Developments of West Virginia, Inc.

K. Hovnanian DFW Auburn Farms, LLC

K. Hovnanian DFW Belmont, LLC

K. Hovnanian DFW Creekside Estates II, LLC

K. Hovnanian DFW Creekside Estates, LLC

K. Hovnanian DFW Encore of Las Colinas II, LLC

K. Hovnanian DFW Encore of Las Colinas, LLC

K. Hovnanian DFW Harmon Farms, LLC

Schedule A-7

K. Hovnanian DFW Heritage Crossing, LLC

K. Hovnanian DFW Homestead, LLC

K. Hovnanian DFW Inspiration, LLC

K. Hovnanian DFW Lexington, LLC

K. Hovnanian DFW Liberty Crossing II, LLC

K. Hovnanian DFW Liberty Crossing, LLC

K. Hovnanian DFW Light Farms II, LLC

K. Hovnanian DFW Light Farms, LLC

K. Hovnanian DFW Midtown Park, LLC

K. Hovnanian DFW Palisades, LLC

K. Hovnanian DFW Parkside, LLC

K. Hovnanian DFW Ridgeview, LLC

K. Hovnanian DFW Seventeen Lakes, LLC

K. Hovnanian DFW Trailwood, LLC

K. Hovnanian DFW Villas at Mustang Park, LLC

K. Hovnanian DFW Wellington, LLC

K. Hovnanian DFW Wildridge, LLC

K. Hovnanian Eastern Pennsylvania, L.L.C.

K. Hovnanian Edgebrook, LLC

K. Hovnanian Enterprises, Inc.

K. Hovnanian Estates at Fox Chase, LLC

K. Hovnanian Estates at Regency, L.L.C.

K. Hovnanian Estates at Wekiva, LLC

K. Hovnanian Falls Pointe, LLC

K. HOVNANIAN FIRST HOMES, L.L.C.

K. Hovnanian Florida Realty, L.L.C.

K. Hovnanian Forest Valley, LLC

K. Hovnanian Grand Cypress, LLC

K. Hovnanian Grandefield, LLC

K. HOVNANIAN GREAT WESTERN BUILDING COMPANY, LLC

K. HOVNANIAN GREAT WESTERN HOMES, LLC

K. Hovnanian Hamptons at Oak Creek II, L.L.C.

K. Hovnanian Hidden Hollow, LLC

K. Hovnanian Highland Ridge, LLC

K. Hovnanian Holdings NJ, L.L.C.

K. Hovnanian Homes - DFW, L.L.C.

K. Hovnanian Homes at Brook Manor, LLC

K. Hovnanian Homes at Burke Junction, LLC

K. Hovnanian Homes at Camp Springs, L.L.C.

K. Hovnanian Homes at Creekside, LLC

K. Hovnanian Homes at Greenway Farm Park Towns, L.L.C.

K. Hovnanian Homes at Greenway Farm, L.L.C.

K. Hovnanian Homes at Jones Station 1, L.L.C.

K. Hovnanian Homes at Leigh Mill, LLC

K. Hovnanian Homes at Pender Oaks, LLC

K. Hovnanian Homes at Reedy Creek, LLC

Schedule A-8

K. Hovnanian Homes at Russett, L.L.C.

K. Hovnanian Homes at Salt Creek Landing, LLC

K. Hovnanian Homes at Shell Hall, LLC

K. Hovnanian Homes at Shenandoah Springs, LLC

K. Hovnanian Homes at St. James Place, LLC

K. Hovnanian Homes at The Abby, LLC

K. Hovnanian Homes at the Highlands, LLC

K. Hovnanian Homes at The Paddocks, LLC

K. Hovnanian Homes at Thompson's Grant, LLC

K. Hovnanian Homes at Willowsford Grant, LLC

K. Hovnanian Homes at Willowsford Greens, LLC

K. Hovnanian Homes Northern California, Inc.

K. Hovnanian Homes of D.C., L.L.C.

K. HOVNANIAN HOMES OF DELAWARE, L.L.C.

K. Hovnanian Homes of Georgia, L.L.C.

K. Hovnanian Homes of Houston, L.L.C.

K. Hovnanian Homes of Longacre Village, L.L.C.

K. Hovnanian Homes of Maryland, L.L.C.

K. Hovnanian Homes of Minnesota at Arbor Creek, LLC

K. Hovnanian Homes of Minnesota at Autumn Meadows, LLC

K. Hovnanian Homes of Minnesota at Brynwood, LLC

K. Hovnanian Homes of Minnesota at Cedar Hollow, LLC

K. Hovnanian Homes of Minnesota at Founder's Ridge, LLC

K. Hovnanian Homes of Minnesota at Harpers Street Woods, LLC

K. Hovnanian Homes of Minnesota at Oaks of Oxbow, LLC

K. Hovnanian Homes of Minnesota at Regent's Point, LLC

K. Hovnanian Homes of Minnesota, L.L.C.

K. HOVNANIAN HOMES OF NORTH CAROLINA, INC.

K. HOVNANIAN HOMES OF PENNSYLVANIA, L.L.C.

K. Hovnanian Homes of South Carolina, LLC

K. Hovnanian Homes of Virginia, Inc.

K. Hovnanian Homes of West Virginia, L.L.C.

K. Hovnanian Houston Bayou Oaks at West Orem, LLC

K. Hovnanian Houston Cambridge Heights, LLC

K. Hovnanian Houston City Heights, LLC

K. Hovnanian Houston Creek Bend, LLC

K. Hovnanian Houston Dry Creek Village, LLC

K. Hovnanian Houston Katy Pointe, LLC

K. Hovnanian Houston Sunset Ranch, LLC

K. Hovnanian Houston Thunder Bay Subdivision, LLC

K. Hovnanian Houston Tranquility Lake Estates, LLC

K. Hovnanian Houston Woodshore, LLC

K. Hovnanian Indian Trails, LLC

K. Hovnanian LaDue Reserve, LLC

K. Hovnanian Lakes of Green, LLC

K. Hovnanian Landings 40s, LLC

Schedule A-9

K. Hovnanian Legacy at Via Bella, LLC

K. Hovnanian Liberty on Bluff Creek, LLC

K. Hovnanian Manalapan Acquisition, LLC

K. Hovnanian Monarch Grove, LLC

K. Hovnanian North Central Acquisitions, L.L.C.

K. Hovnanian North Jersey Acquisitions, L.L.C.

K. Hovnanian Northeast Services, L.L.C.

K. Hovnanian Northpointe 40s, LLC

K. Hovnanian Norton Place, LLC

K. Hovnanian of Houston II, L.L.C.

K. Hovnanian of Ohio, LLC

K. Hovnanian Ohio Realty, L.L.C.

K. Hovnanian PA Real Estate, Inc.

K. Hovnanian Pennsylvania Acquisitions, L.L.C.

K. Hovnanian Port Imperial Urban Renewal, Inc.

K. HOVNANIAN PRESERVE AT TURTLE CREEK LLC

K. Hovnanian Properties of Red Bank, Inc.

K. Hovnanian Reynolds Ranch, LLC

K. Hovnanian Rivendale, LLC

K. Hovnanian Riverside, LLC

K. Hovnanian Schady Reserve, LLC

K. Hovnanian Sherwood at Regency, LLC

K. Hovnanian Shore Acquisitions, L.L.C.

K. Hovnanian South Fork, LLC

K. Hovnanian South Jersey Acquisitions, L.L.C.

K. Hovnanian Southern New Jersey, L.L.C.

K. Hovnanian Sterling Ranch, LLC

K. Hovnanian Summit Holdings, L.L.C.

K. Hovnanian Summit Homes of Kentucky, L.L.C.

K. Hovnanian Summit Homes of Pennsylvania, L.L.C.

K. Hovnanian Summit Homes of West Virginia, L.L.C.

K. Hovnanian Summit Homes, L.L.C.

K. Hovnanian T&C Homes at Florida, L.L.C.

K. Hovnanian T&C Homes at Illinois, L.L.C.

K. Hovnanian Timbres at Elm Creek, LLC

K. Hovnanian Union Park, LLC

K. Hovnanian Venture I, L.L.C.

K. Hovnanian Village Glen, LLC

K. Hovnanian Waterbury, LLC

K. Hovnanian White Road, LLC

K. HOVNANIAN WINDWARD HOMES, LLC

K. Hovnanian Woodland Pointe, LLC

K. Hovnanian Woodridge Place, LLC

K. HOVNANIAN'S FOUR SEASONS AT BAKERSFIELD, L.L.C.

K. Hovnanian's Four Seasons at Baymont Farms L.L.C.

K. Hovnanian's Four Seasons at Beaumont, LLC

Schedule A-10

K. Hovnanian's Four Seasons at Briargate, LLC

K. HOVNANIAN'S FOUR SEASONS AT CHARLOTTESVILLE, L.L.C.

K. Hovnanian's Four Seasons at Hemet, LLC

K. Hovnanian's Four Seasons at Kent Island Condominiums, L.L.C.

K. Hovnanian's Four Seasons at Kent Island, L.L.C.

K. Hovnanian's Four Seasons at Los Banos, LLC

K. Hovnanian's Four Seasons at Moreno Valley, L.L.C.

K. Hovnanian's Four Seasons at New Kent Vineyards, L.L.C.

K. Hovnanian's Four Seasons at Palm Springs, LLC

K. HOVNANIAN'S FOUR SEASONS AT RENAISSANCE, L.L.C.

K. Hovnanian's Four Seasons at Rush Creek II, LLC

K. Hovnanian's Four Seasons at Rush Creek, L.L.C.

K. Hovnanian's Four Seasons at Silver Maple Farm, L.L.C.

K. Hovnanian's Four Seasons at St. Margarets Landing, L.L.C.

K. Hovnanian's Four Seasons at The Manor II, LLC

K. Hovnanian's Four Seasons at The Manor, LLC

K. Hovnanian's Parkside at Towngate, L.L.C.

K. Hovnanian's Veranda at RiverPark II, LLC

K. Hovnanian's Veranda at RiverPark, LLC

KHH Shell Hall Loan Acquisition, LLC

LANDARAMA, INC.

LAUREL HIGHLANDS, LLC

M & M AT MONROE WOODS, L.L.C.

M&M at Chesterfield, L.L.C.

M&M AT Crescent Court, L.L.C.

M&M at West Orange, L.L.C.

Matzel & Mumford at Egg Harbor, L.L.C.

MCNJ, Inc.

Midwest Building Products & Contractor Services of Pennsylvania, L.L.C.

Midwest Building Products & Contractor Services of West Virginia, L.L.C.

MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES, L.L.C.

MM-BEACHFRONT NORTH I, LLC

New Home Realty, LLC

New Land Title Agency, L.L.C.

PADDOCKS, L.L.C.

PARK TITLE COMPANY, LLC

Pine Ayr, LLC

Ridgemore Utility, L.L.C.

SEABROOK ACCUMULATION CORPORATION

Shell Hall Club Amenity Acquisition, LLC

Shell Hall Land Acquisition, LLC

STONEBROOK HOMES, INC.

Terrapin Realty, L.L.C.

The Matzel & Mumford Organization, Inc

Washington Homes, Inc.

WOODMORE RESIDENTIAL, L.L.C.

WTC VENTURES, L.L.C.

Schedule A-11